UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



                                     FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  January 13, 2004



                              UIL HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)


Connecticut                        1-15995          06-1541045
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(State, or other jurisdiction      (Commission      (IRS Employer
of Incorporation)                  File Number)     Identification No.)



157 Church Street, New Haven, Connecticut                06506
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(Address of principal executive offices)                 (Zip Code)



Registrant's Telephone Number,
Including Area Code                                     (203) 499-2000
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                                  None
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  (Former name or former address, if changed since last report)




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 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits - The following exhibit is filed as part of this report:

99       Press release, dated January 13, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Pursuant to a press release dated January 13, 2004, the Registrant has revised its earnings guidance for 2003. A copy of the Registrant's press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 UIL HOLDINGS CORPORATION
                                 Registrant




Date:  1/13/04                   By       /s/ Louis J. Paglia
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                                            Louis J. Paglia
                                        Executive Vice President
                                      and Chief Financial Officer